Notes Related to the Consolidated Statements of Financial Position - Basic Earnings per Share and Diluted Earnings (Loss) per Share (Detail) - EUR (€) € / shares in Units, € in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Earnings Per Share [Abstract]
Net loss	€ (38,224)	€ (33,530)	€ (21,913)
Weighted number of shares for the period	17,937,481	11,370,557	7,983,642
Basic loss per share (€/share)	€ (2.13)	€ (2.95)	€ (2.74)
Diluted loss per share (€/share)	€ (2.13)	€ (2.95)	€ (2.74)